UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2016
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 4, 2016, Alimera Sciences, Inc. (“Alimera”) issued a press release regarding its results of operations and financial condition for the first quarter ended March 31, 2016. Alimera will be hosting a conference call, as well as a live webcast on the Investor Relations section of its corporate website at www.alimerasciences.com, on May 5, 2016 at 10:00 A.M. ET to discuss its first quarter ended March 31, 2016 financial results and to provide regulatory and commercial updates. The full text of the press release, which includes information regarding Alimera’s use of non-GAAP financial measures, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Various statements to be made during the conference call and webcast, including the slide deck presentation discussed in Item 7.01 of this Current Report on Form 8-K, are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, Alimera's ability to close on additional or alternative debt financing by the end of the second quarter of 2016, the ability of the ILLUVIEN J-code to drive use and market acceptance of ILUVIEN, the opportunity for further growth in 2016 for ILUVIEN, that an increase in benefit investigations will lead to sales of ILUVIEN, that ILUVIEN will project to be 16.6% of the projected therapy of diabetic macular edema and that ILUVIEN has a peak sales opportunity of $400-500 million. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “contemplate,” “predict,” “project,” “target,” “likely,” “potential,” “continue,” “ongoing,” “will,” “would,” “should,” “could,” or the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, a future failure by Alimera to comply with its revenue covenant under its debt facility with Hercules Capital, Inc., market acceptance of ILUVIEN in the U.S. and Europe, including physicians' ability to obtain reimbursement, the impact of the J-code on U.S. revenues and revenue growth in 2016 and seasonality, as well as other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s Annual Report on Form 10-K for the year ended December 31, 2015, which is on file with the Securities and Exchange Commission (“SEC”) and available free of charge on the SEC’s website at www.sec.gov. Additional factors may also be set forth in those sections of Alimera’s Quarterly Report on Form 10-Q for the three months ended March 31, 2016, to be filed with the SEC in the second quarter of 2016. In addition to the risks described above and in Alimera’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera’s results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.
All forward-looking statements made during the conference call and webcast are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date on which they are made (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.
The information in Item 2.02 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD.
Alimera is furnishing under this Item 7.01 a copy of a slide deck presentation which will be available May 5, 2016 on Alimera’s earnings webcast for the quarter ended March 31, 2016. The presentation is incorporated by reference herein. Certain financial information relating to completed fiscal periods that will be part of the earnings webcast is included in the presentation that will accompany the earnings webcast, a copy of which is attached hereto as Exhibit 99.2. The earnings webcast will include certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are included in Alimera’s press release issued May 4, 2016 and attached hereto as part of Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.2 attached hereto and incorporated herein, is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, unless specifically identified as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated May 4, 2016
99.2	Set of slides that will accompany the May 5, 2016 earnings webcast

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: May 5, 2016	By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated May 4, 2016
99.2	Set of slides that will accompany the May 5, 2016 earnings webcast